SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 28, 1999

                           SSI SURGICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        NEW YORK                 2-85008-NY              11-2621408
     (State or other            (Commission             (IRS employer
     jurisdiction of            file number)          identification no.)
     incorporation or
      organization)

                               5776 HOFFNER AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32822
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (407) 249-1946

                           MEDICAL STERILIZATION, INC.
                             225 UNDERHILL BOULEVARD
                             SYOSSET, NEW YORK 11791
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

      On May 28, 1999 the Registrant filed with the State of New York, Department of State, Division of Corporations and State Records, a Certificate of Amendment to its Certificate of Incorporation to, among other things, change its name to SSI SURGICAL SERVICES, INC. from MEDICAL STERILIZATION, INC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunder duly authorized.

                                   SSI SURGICAL SERVICES, INC.


Date: October 26, 1999             By: /s/ Paul A. D'Alesio
                                       ----------------------------------------
                                   Name:  Paul A. D'Alesio
                                   Title: Treasurer and Chief Financial Officer